Annual Report

International
Growth &
Income Fund

October 31, 2002


T. Rowe Price(registered trademark) (registered trademark)



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
International Growth & Income Fund

o Developed overseas stock markets posted negative returns for the 6- and 12-month periods ended October 31, 2002.

o The fund's losses were in line with the benchmarks for six months but less severe for 12 months.

o Our focus on value- and defensive-oriented sectors, combined with an underweighting in technology, media, and telecommunications, aided full-year comparisons versus the benchmarks.

o The last two years have been difficult for stocks, but we are optimistic that the worst is behind us and remain committed to our fundamentals-driven, value-oriented investment approach.


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Fellow Shareholders

The rally that we discussed six months ago gave way to a savage market fall-in the six months ended October 31, 2002, developed international stock markets fell an average of 20% to 30%-though as we write, markets have rallied from the lows at the end of September. The MSCI EAFE Index had retrenched to levels last seen in the late 1980s and early 1990s.

The International Growth & Income Fund returned -17.81% in the six months ended October 31, 2002, which was in line with the performance of our benchmarks. For the fiscal year, the fund's results were appreciably better than the MSCI EAFE Index and the Lipper International Funds Average. Conservative stock selection and our focus on companies that sell at below-average valuations-based on factors including revenues, earnings, and dividend-generating ability-generated relative outperformance. This conservative focus also steered us away from tech, media, and telecom (TMT) holdings, which continued to languish. Our largest industry overweightings-materials, utilities, and industrials-were generally less volatile than the broad market and growth-oriented sectors.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 10/31/02                            6 Months            12 Months

International Growth &
Income shares                                      -17.81%               -9.31%

MSCI EAFE Index                                     -17.60               -12.93

Lipper International
Funds Average                                       -18.67               -12.72


MARKET REVIEW

International stock markets were buffeted on several fronts over the past six months as expectations for economic recovery continued to be revised downward. At the beginning of the period, there was still some optimism that lower interest rates would help revive growth. However, by the end of October, many commentators had decided that flagging consumer confidence, high debt levels, and falling equity markets would probably keep growth subdued, at best, and could possibly be a harbinger of a double-dip recession in the U.S. European growth expectations broadly followed the U.S., with German markets performing significantly worse while the U.K. and Spain seem to be more robust. In Japan, the long period of slow growth appeared to be bottoming, but more recent signs make that scenario seem less likely-putting the spotlight back on the perilous state of the banking system.


Market Performance
--------------------------------------------------------------------------------
Six Months                Local          Local Currency               U.S.
Ended 10/31/02         Currency         vs. U.S. Dollars           Dollars
--------------------------------------------------------------------------------
France                  -27.47%                    9.90%           -20.29%
Germany                  -36.68                     9.90            -30.41
Hong Kong                -20.95                        -            -20.95
Italy                    -23.26                     9.90            -15.66
Japan                    -21.31                     4.81            -17.53
Mexico                   -18.96                    -7.64            -25.15
Netherlands              -30.63                     9.90            -23.76
Spain                    -25.23                     9.90            -17.82
Sweden                   -29.76                    12.15            -21.22
Switzerland              -22.82                     9.75            -15.29
United Kingdom           -21.70                     7.35            -15.94

Source: RIMES Online, using MSCI indices.


While confidence in economic growth has waned, fears of war with Iraq have mounted. In addition, the issue of corporate accounting integrity, while mainly limited to the U.S., has been plaguing equity markets in general during the period. New regulations have been put in place, and we are optimistic that the worst of these scandals are behind us and the issue will continue to recede as a major concern overhanging the markets.


ECONOMIC REVIEW


Pie Graph: Geographic Diversification
--------------------------------------------------------------------------------
Europe                                65
Japan                                 15
Pacific Rim                           12
Other & Reserves                       6
Latin America                          2

Based on net assets as of 10/31/02.
Source: RIMES Online, using MSCI structure for regional breakdown.


Europe
Economic recovery remains on track in Europe, but the pace of growth is likely to be modest as we move into 2003. The economic environment ranges from countries like Germany experiencing little if any growth to the U.K., which remains relatively healthy. Inflation across Europe continues to be subdued but did edge slightly above the European Central Bank's (ECB) target of 2% on the back of higher energy prices. This has kept the ECB from lowering interest rates aggressively. Unlike the U.S. Federal Reserve, the ECB ostensibly is focused primarily on inflation rather than sustainable economic growth. The Bank of England has charted a middle course. Markets rallied during October as third-quarter corporate earnings results generally met expectations, and in some cases surprised to the upside. Corporate restructuring and government deregulation are important trends that should benefit equity markets over time.

Japan
The Japanese economy remains effectively on the verge of a new recession. Export growth has allowed the economy to tread water, but domestic consumption, despite a pickup in the summer, is anemic. A much anticipated anti-deflation package was released in October, but it disappointed the markets because of the perception that it lacked sufficiently strong measures. Banking sector reform appeared to be moving closer to the top of the government's agenda, but details of a potential cleanup remain unclear. For Japan to achieve a sustainable economic recovery the financial system needs to be reformed and deflation must be effectively addressed.

Pacific ex-Japan
The Pacific ex-Japan countries are in better economic shape than other parts of the world. In Hong Kong, export growth is being supported by the robust Chinese economy, but Hong Kong's growing budget deficit is dampening consumer confidence. In Singapore, exports showed signs of easing as the external demand picture in the U.S. and Europe deteriorated late in the period, but corporate profitability continued to improve. The Australian economy continues to grow at a healthy pace. However, GDP growth could slow modestly in 2003 as an intense drought is likely to curb agricultural production. Provided the major global economies remain on a recovery track, the Asian markets outside of Japan are well positioned as we move into 2003.


PORTFOLIO REVIEW

Europe
The bulk of your portfolio is invested in Europe because we are attracted to the region's superior business climate and have been able to identify a larger selection of companies that fit our investment criteria. Stocks in the region have better fundamental valuations and higher dividend yields than their U.S. counterparts. In addition, the European economic environment continued to be more stable than most other regions around the globe. In most countries across the region, investors remained focused on sectors with stable earnings prospects, avoiding segments where the immediate outlook was less secure. As shown in the table on page 5, we made only modest adjustments to our already defensively oriented industry allocations.


European Holdings Breakdown
--------------------------------------------------------------------------------
                                                   4/30/02             10/31/02
--------------------------------------------------------------------------------
United Kingdom                                          23%                  26%
France                                                  12                    8
Germany                                                  9                    7
Netherlands                                              7                    5
Italy                                                    4                    5
Switzerland                                              5                    2
Spain                                                    4                    2
Other                                                    7                   10
--------------------------------------------------------------------------------
Totals                                                  71%                  65%


Our financial weightings expanded modestly after April, but our position is still somewhat smaller than it was 12 months ago. Banks, insurers, and diversified financial companies traditionally have all of the value characteristics that we prize, and they historically garner a lion's share of the portfolio. Overweighting consumer staple stocks aided comparisons with the EAFE benchmark, while industrials and materials stocks detracted from relative performance. Although we pared information technology holdings during the period, we established a new position in Telecom Italia Mobile in the telecommunication services sector. We believe TIM is one of the best-run mobile telecommunications operators in Europe. In addition to its high dividend and reasonable growth rate, the firm operates in a relatively protected market that is not facing the severe pricing pressures that have crimped results throughout the industry.

European financial holdings were the largest drag on the portfolio for the last six months, after posting solid gains in the prior six-month period. As equity markets declined, balance sheets that previously looked relatively secure have begun to look somewhat thin. At the same time, new business has been difficult to achieve, and many life insurance business models have had to be revisited in the current environment. Investor concerns about the insurance industry's balance sheets led to sharp declines.

The banking sector, similarly, endured a rocky ride. Over the past several months, the market has become increasingly vulnerable to concerns about bad debts. As the market factored in the steady flow of write-downs, valuations in this classic value sector became increasingly attractive and many European banks traded down to 11- to 13-times earnings. Bad debts have accelerated significantly in Germany, although they have remained relatively benign in most other countries around the region.


Industry Diversification
--------------------------------------------------------------------------------
                                                      Percent of Net Assets
                                                   4/30/02             10/31/02
--------------------------------------------------------------------------------
Financials                         22.8%                      24.1%
Consumer Discretionary              13.1                       13.6
Energy                               9.6                        9.9
Consumer Staples                     9.5                        9.8
Industrials and Business Services   10.4                        9.1
Materials                            9.5                        7.1
Utilities                            7.0                        6.5
Health Care                          6.1                        6.2
Telecommunication Services           2.6                        3.5
Information Technology               3.6                        1.8
Other and Reserves                   5.8                        8.4
--------------------------------------------------------------------------------
Total                             100.0%                     100.0%


Historically, we have been attracted to the financial sector because of its reasonable valuations, solid fundamental underpinnings, and above-average dividend payout. In light of the banking sector's lowered valuations we added significantly to several high-quality, U.K.-based banks on price weakness including Barclays and HSBC Holdings. In addition, we built a substantial new position in the Royal Bank of Scotland as its price fell. Although many European banks have taken a more cautious approach to credit risk than in the early 1990s, we decided to scale back positions in Societe Generale (France) and Svenska Handelsbanken (Sweden) following nice runups earlier this year.

Energy stocks have long been among the fund's top holdings. We added to positions in U.K. holdings Shell Transport & Trading and BP, and maintained an outsized stake in TotalFinaElf in France. These were all among the fund's largest stock holdings at the end of the period and represented a sizable component of our 9.9% energy weighting. These well-heeled, global market leaders generated mixed results for the last six months. In order to make room for additions we culled BG Group after a nice first-half runup because we thought the shares had become expensive relative to our favored stocks in the energy sector. As a group, this sector modestly dragged on results versus the EAFE benchmark. Nonetheless, like the financial sector, energy stocks have typically displayed the fundamentals and dividend-generating ability we favor for this conservative portfolio.

Over the past six months, information technology was again among the fund's worst-performing European sectors. Electronic components supplier Epcos was one of the largest negative contributors. U.K.-based BP (energy) and Allianz Holdings (diversified financial services) in Germany also suffered large declines.

Japan
A year ago, Japanese securities totaled 15% of net assets, as they did at the end of October. During the period, a few economic indicators improved and the Bank of Japan announced plans to purchase bank portfolio holdings, which led to a rally in the sector. On balance, however, Japan's economy (the second largest in the world) has deep-rooted problems and remains effectively on the verge of a new recession. Export growth has allowed the economy to tread water, but domestic consumption, despite a pickup in the summer, remained anemic.

In October 2001, three of our 10 largest stocks were based in Japan, but today Toyota Motor is the only Japanese stock among the top 25 holdings, highlighting our reluctance to make many sizable investments in that troubled economy. We view Toyota as an exceptional organization, a multinational concern that is profitable and is gaining market share, has a solid balance sheet, and is one of Japan's best-managed companies.

The last six months have seen yet another cluster of companies struggling within the inhospitable technology sector. As the recession in tech and telecom persists, the winners and losers are becoming more polarized. The losers in many technology-related areas have been the Japanese electronics conglomerates that spread themselves too thin and have been slow to adapt. We eliminated our position in electronics manufacturer Toshiba because of its relatively high cost structure, declining profitability, and pressure from South Korean and Taiwanese competitors. While presently it may be difficult to see a strong rebound in technology spending, when the environment for the sector improves we will start adding companies with reasonable valuations and sustainable business models that we believe will be around for the inevitable upturn.

Pacific ex-Japan
Most other developed economies around the Pacific Rim were in better economic shape than Japan, although the outlook for those with the greatest dependence on technology and the U.S. economy weakened. Since April, your fund's stake in the Pacific ex-Japan rose significantly to 12% of net assets from 7% in April.

In the land "down under," the Australian economy continues to grow at a healthy pace with unemployment hitting its lowest level since 1990. We found several compelling opportunities and added significant stakes in National Australia Bank and Boral Limited since April. We purchased construction materials supplier Boral because of its strong earnings growth, above-average dividend payout, and reasonable price. Similarly, National Australia is a superior-quality bank with a pristine balance sheet, stable growth prospects, and a high dividend yield.


INVESTMENT OUTLOOK

The economic outlook remains uncertain. There are some signs of companies and consumers rebuilding their balance sheets, but debt remains high, particularly for the U.S. consumer. This could pose a problem for those international companies that depend to a great extent on U.S. consumer demand for their export sales, although the more defensive and value-oriented sectors emphasized in your portfolio generally have lower correlation to the U.S. consumer. We envision a period of subdued growth in the medium term, with continuing low inflation.

Stock valuations in most international markets are at attractive levels, particularly within Europe. In this environment, if international economies can manage a measure of growth and even a modicum of labor reform, earnings growth plus potential multiple expansion should propel stock prices higher. Your portfolio will continue to emphasize attractively valued stocks with improving fundamentals, good growth prospects, and dividend paying potential. These characteristics should provide attractive results with lower volatility in most environments. The last two years have been difficult for most equity markets around the world, but we are optimistic that the worst is behind us.


Respectfully submitted,

John R. Ford
President, T. Rowe Price International Funds, Inc.

November 15, 2002



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             10/31/02
--------------------------------------------------------------------------------
iShares MSCI EAFE, Europe/Far East                                2.9%
Shell Transport & Trading/Royal Dutch,
  United Kingdom/Netherlands                                      2.6
BP, United Kingdom                                                2.5
Barclays, United Kingdom                                          1.6
HSBC Holdings, United Kingdom                                     1.4
--------------------------------------------------------------------------------
TotalFinaElf, France                                              1.4
Toyota Motor, Japan                                               1.2
E.On, Germany                                                     1.2
AstraZeneca, United Kingdom                                       1.2
Vodafone, United Kingdom                                          1.0
--------------------------------------------------------------------------------
Reed Elsevier, United Kingdom/Netherlands                         1.0
Associated British Foods, United Kingdom                          1.0
HBOS, United Kingdom                                              1.0
Aventis, France                                                   1.0
GlaxoSmithKline, United Kingdom                                   1.0
--------------------------------------------------------------------------------
Grupo Dragados, Spain                                             0.9
Schindler Holding, Switzerland                                    0.9
ENI SPA, Italy                                                    0.9
Altana, Germany                                                   0.9
Svenska Handelsbanken, Sweden                                     0.9
--------------------------------------------------------------------------------
Electrolux, Sweden                                                0.8
Societe Generale, France                                          0.8
Hong Kong Electric, Hong Kong                                     0.8
United Utilities, United Kingdom                                  0.8
Parmalat Finanz, Italy                                            0.8
--------------------------------------------------------------------------------
Total                                                            30.5%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Line Graph: INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------

As of 10/31/02

                                                      International
                               MSCI EAFE                   Growth &
                               Index Income Shares

12/31/98                           10000                      10000
10/31/99                           11285                      11000
10/31/00                           10984                      11157
10/31/01                            8274                       9150
10/31/02                            7204                       8298

*From 12/31/98.
Note: Performance for Advisor and R Class shares will vary from fund shares due to the differing fee structures. See returns table below.


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                              Since     Inception
10/31/02                   1 Year       3 Years        Inception          Date
--------------------------------------------------------------------------------
International Growth &
Income shares              -9.31%        -8.97%            -4.72%     12/21/98

International Growth &
Income - Advisor
Class shares                  --            --              3.38       9/30/02

International Growth &
Income - R Class shares       --            --              3.38       9/30/02

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

International Growth & Income shares

                        Year                                         12/21/98
                       Ended                                          Through
                    10/31/02         10/31/01         10/31/00       10/31/99

NET ASSET VALUE

Beginning of
period           $      8.19      $     10.75      $     11.00    $     10.00

Investment activities

  Net investment
  income (loss)         0.09*            0.11*            0.14*          0.16*

  Net realized
  and unrealized
  gain (loss)          (0.84)           (1.90)            0.03**         0.84

  Total from
  investment
  activities           (0.75)           (1.79)            0.17           1.00

Distributions

  Net investment
  income               (0.10)           (0.13)           (0.19)            --

  Net realized
  gain                    --            (0.64)           (0.23)            --

  Total
  distributions        (0.10)           (0.77)           (0.42)            --

NET ASSET VALUE

End of period    $      7.34      $      8.19      $     10.75    $     11.00
                 ---------------------------------------------------------------

Ratios/Supplemental Data

Total return^          (9.31)%*        (17.99)%*          1.43%*        10.00%*

Ratio of total
expenses to
average net
assets                  1.25%*           1.25%*           1.25%*         1.25%!*

Ratio of net
investment income
(loss) to average
net assets              1.25%*           1.24%*           1.24%*         1.87%!*

Portfolio
turnover rate           24.6%             8.5%            32.2%          35.8%!

Net assets,
end of period
(in thousands)   $    10,654      $     8,500      $    10,118      $     9,776

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 2/28/05.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout the period
--------------------------------------------------------------------------------

International Growth & Income - Advisor Class shares

                                                              9/30/02
                                                              Through
                                                             10/31/02

NET ASSET VALUE

Beginning of period                                        $     7.10

Investment activities
  Net investment income (loss)                                     --
  Net realized and unrealized gain (loss)                        0.24
  Total from investment activities                               0.24

NET ASSET VALUE
End of period                                              $     7.34
                                                           ----------


Ratios/Supplemental Data

Total return^                                                    3.38%*

Ratio of total expenses to
average net assets                                               1.15%!*

Ratio of net investment
income (loss) to average
net assets                                                       0.06%!*

Portfolio turnover rate                                          24.6%

Net assets, end of period
(in thousands)                                             $      103

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

* Excludes expenses in excess of a 1.15% voluntary expense limitation in effect through 2/28/04.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout the period
--------------------------------------------------------------------------------

International Growth & Income - R Class shares

                                                              9/30/02
                                                              Through
                                                             10/31/02

NET ASSET VALUE

Beginning of period                                        $     7.10

Investment activities
  Net investment income (loss)                                     --
  Net realized and unrealized gain (loss)                        0.24
  Total from investment activities                               0.24

NET ASSET VALUE
End of period                                              $     7.34
                                                           ----------


Ratios/Supplemental Data

Total return^                                                    3.38%*

Ratio of total expenses to
average net assets                                               1.40%!*

Ratio of net investment
income (loss) to average
net assets                                                     (0.19)%!*

Portfolio turnover rate                                          24.6%

Net assets, end of period
(in thousands)                                             $      103

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

* Excludes expenses in excess of a 1.40% voluntary expense limitation in effect through 2/28/04.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
                                                                October 31, 2002


Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands


Europe/far east  2.9%

Common Stocks  2.9%
iShares MSCI EAFE (USD)                              3,200      $           316

Total Europe/Far East (Cost $345)                                           316


AUSTRALIA  4.0%

Common Stocks  4.0%
Australia & New Zealand Banking                      5,900                   62
Boral Limited                                       16,587                   38
Coles Myer (misc. symbol)                            7,500                   27
Lion Nathan (NZD)                                    6,400                   19
National Australia Bank                              2,766                   53
Nufarm                                              10,000                   19
Publishing & Broadcasting                            5,800                   26
Rio Tinto                                            2,000                   35
Santos                                              16,400                   57
Westfield Trust                                     36,145                   68
Westpac Banking                                      3,800                   30

Total Australia (Cost $418)                                                 434


AUSTRIA  0.6%

Common Stocks  0.6%
Brau-Union                                           1,300                   61

Total Austria (Cost $61)                                                     61


BELGIUM  1.5%

Common Stocks  1.5%
Dexia                                                4,900                   47
Electrabel                                             230                   53
Solvay                                               1,100                   66

Total Belgium (Cost $220)                                                   166


BRAZIL  0.6%

Common Stocks  0.6%
Companhia Vale do Rio Doce ADR
  (1 ADR represents 1 preferred A share) (USD)       1,200                   31
Petroleo Brasileiro (Petrobras) ADR (USD)            2,600      $            31

Total Brazil (Cost $86)                                                      62


CHILE  0.2%
Common Stocks  0.2%
Banco Santander (New shares) ADR (USD)               1,000                   17
Enersis ADR (USD) *                                    902                    5

Total Chile (Cost $38)                                                       22


DENMARK  0.9%

Common Stocks  0.9%
Danisco                                              1,640                   53
TDC A/S                                              2,263                   49

Total Denmark (Cost $146)                                                   102


FINLAND  1.0%

Common Stocks  1.0%
Kesko                                                6,550                   71
Stora Enso (SEK) (misc. symbol)                      4,000                   42

Total Finland (Cost $144)                                                   113


FRANCE  8.5%

Common Stocks  8.5%
Accor                                                1,800                   64
Assurances Generales de France                       1,540                   53
Aventis                                              1,792                  107
AXA ADR (USD)                                        2,000                   29
BNP Paribas                                          1,400                   56
CNP Assurances                                       1,114                   39
Compagnie de Saint-Gobain                            1,240                   27
Fromageries Bel                                        200                   21
Groupe Danone                                          600                   78
LVMH                                                   400                   18
Michelin                                               635                   18
Pernod-Ricard (misc. symbol)                           600      $            61
Renault                                              1,000                   47
Schneider Electric *                                   700                   32
Societe Generale                                     1,700                   86
TotalFinaElf ADR (USD)                                 600                   41
TotalFinaElf, Series B                                 799                  110
Valeo                                                  600                   18
Vivendi Universal                                    1,000                   12

Total France (Cost $1,091)                                                  917


GERMANY  6.8%

Common Stocks  6.8%
Allianz Holdings                                       300                   31
Altana                                               2,016                   96
AMB                                                    700                   43
AXA Colonia Konzern                                    420                   13
BASF                                                 1,010                   37
Bayerische Hypo-und Vereinsbank                        500                    7
DaimlerChrysler ADR (USD)                            1,600                   55
Degussa                                                598                   16
Deutsche Bank                                        1,310                   57
Deutsche Lufthansa *                                 1,210                   14
E.On                                                 2,841                  127
Epcos *                                                500                    5
Hannover Reckversi *                                 1,454                   33
HeidelbergCement                                       600                   23
Linde (misc. symbol)                                 1,500                   57
MAN                                                  1,600                   19
RWE (misc. symbol)                                   1,200                   37
Siemens                                                599                   28
Volkswagen                                           1,087                   41

Total Germany (Cost $1,035)                                                 739


GREECE  0.1%

Common Stocks  0.1%
Commercial Bank of Greece                            1,160                   15

Total Greece (Cost $23)                                                      15


HONG KONG  3.3%

Common Stocks  3.3%
Cheung Kong Holdings                                 6,000      $            40
Hang Seng Bank                                       4,000                   43
Hong Kong Electric                                  21,000                   85
Hutchison Whampoa                                    8,800                   54
Shangri-La Asia                                     52,000                   33
Swire Pacific, Series A                             15,000                   63
Yue Yuen Industrial                                 13,000                   36

Total Hong Kong (Cost $324)                                                 354


ITALY  5.3%

Common Stocks  5.3%
Banca Popolare di Bergamo                            2,681                   48
Benetton                                             2,620                   27
ENI SPA ADR (USD)                                    1,400                   96
Intesa BCI                                           8,555                   15
Italcementi                                          1,849                   16
Mondadori                                            3,759                   23
Parmalat Finanz                                     29,480                   82
RAS                                                  3,992                   50
Saipem                                               8,467                   46
San Paolo IMI                                        3,206                   20
San Paolo IMI ADR (USD)                              1,400                   17
Snam Rete Gas                                        8,841                   26
Telecom Italia (Ordinary shares) (misc. symbol)      4,100                   32
Telecom Italia Mobile                               15,804                   73

Total Italy (Cost $664)                                                     571


JAPAN  15.5%

Common Stocks  15.5%
77 Bank                                              7,000                   27
Bank of Yokohama                                    11,000                   46
Canon                                                2,000                   74
Dai Nippon Printing                                  4,000                   41
Denso                                                4,000                   64
Fancl                                                1,200      $            33
Goldcrest                                            1,000                   25
Hitachi ADR (USD)                                      800                   32
Honda Motor ADR (USD)                                4,400                   80
JGC                                                  3,000                   17
Kao                                                  1,000                   23
KDDI                                                    11                   32
Kuraray                                              8,000                   41
Kyocera                                                600                   35
Matsushita Electric Industrial                       5,000                   52
Mitsubishi                                           6,000                   37
Mitsubishi Heavy Industries                         16,000                   34
Mitsui                                               9,000                   42
Mitsui Sumitomo Insurance                           11,000                   46
Mizuho Holdings (misc. symbol)                          15                   23
Nippon Express                                      10,000                   41
Nippon Mining Holdings *                             8,500                   12
Nipro                                                2,000                   35
Nomura Securities                                    3,000                   34
Promise                                              1,300                   42
Sammy Corporation *                                    600                   16
Sekisui House                                        6,000                   44
Sony ADR (USD)                                       1,400                   61
Sumitomo Chemicals                                  14,000                   42
Sumitomo Mitsui Banking                              7,000                   29
Sumitomo                                             8,000                   35
Takeda Chemical Industries                           1,000                   41
TDK ADR (USD)                                          500                   19
Terumo (misc. symbol)                                3,000                   41
Toho Gas                                            19,000                   47
Tokyo Electric Power                                 4,000                   74
Tonen General Sekiyu (misc. symbol)                  5,000                   31
Toyota Auto Body                                     1,000                   10
Toyota Motor                                         5,400                  131
Yamanouchi Pharmaceutical                            2,000                   49
Yasuda Fire & Marine Insurance                       6,000                   31
Yoshinoya D&C (misc. symbol)                            10                   14

Total Japan (Cost $2,346)                                                 1,683


MEXICO  1.1%

Common Stocks  1.1%
America Movil ADR, Series L (USD)                      600      $             8
Carso Global Telecom *                               7,900                    8
Cemex Participating Certificates
  (Represents 2 Series A and 1 Series B shares)      5,875                   24
Femsa UBD Units (Represents 1 Series B
  and 4 Series D shares)                             8,000                   29
Grupo Elektra                                        4,400                   12
Telmex ADR, Series L (USD)                           1,200                   37

Total Mexico (Cost $111)                                                    118


NETHERLANDS  5.4%

Common Stocks  5.4%
ABN Amro ADR (USD)                                   2,900                   42
Akzo Nobel                                           2,300                   69
Corio                                                  915                   23
CSM                                                  2,200                   44
DSM                                                  1,900                   80
European Aeronautic Defense & Space                  3,011                   33
Fortis                                               3,801                   69
Hagemeyer                                            3,200                   24
ING Groep                                            3,500                   59
OCE                                                  1,300                   13
Philips Electronics ADR (USD)                        1,964                   35
Reed Elsevier                                        1,786                   22
Royal Dutch Petroleum ADR (USD)                        800                   34
Vendex KBB                                           4,500                   43

Total Netherlands (Cost $894)                                               590


NEW ZEALAND  0.3%

Common Stocks  0.3%
Fisher & Paykel Healthcare                           5,838                   32

Total New Zealand (Cost $26)                                                 32


NORWAY  1.7%

Common Stocks  1.7%
Norsk Hydro                                          1,900      $            73
Orkla, Series A                                      4,685                   74
Statoil                                              5,466                   40

Total Norway (Cost $182)                                                    187


SINGAPORE  1.6%

Common Stocks  1.6%
DBS                                                  5,815                   41
SIA Engineering                                     22,000                   23
Singapore Airlines                                   5,000                   31
Singapore Land                                      16,000                   30
United Overseas Bank                                 6,336                   48

Total Singapore (Cost $179)                                                 173


SPAIN  2.3%

Common Stocks  2.3%
Banco Bilbao Vizcaya Argentaria                      2,500                   24
Banco Santander Central Hispanos ADR (USD)           4,000                   24
Endesa ADR (USD)                                     3,900                   40
Grupo Dragados                                       7,100                  102
Iberdrola                                            5,300                   63

Total Spain (Cost $322)                                                     253


SWEDEN  2.7%

Common Stocks  2.7%
Autoliv                                              1,500                   29
Electrolux, Series B (misc. symbol)                  5,800                   88
LM Ericsson ADR, Class B (USD) *                     1,270                   10
Nordea                                              10,163                   41
Peab AB                                              6,656                   30
Svenska Handelsbanken, Series A                      7,300                   93

Total Sweden (Cost $390)                                                    291


SWITZERLAND  2.4%

Common Stocks  2.4%
Hero                                                   500      $            51
Holcim                                                 350                   54
Schindler Holding                                      590                   99
UBS *                                                  780                   37
Vontobel                                             1,500                   19

Total Switzerland (Cost $320)                                               260


UNITED KINGDOM  25.8%

Common Stocks  25.8%
Abbey National                                       3,100                   32
Anglo American                                       4,953                   63
Associated British Foods                            12,108                  110
AstraZeneca                                          2,361                   88
AstraZeneca ADR (USD)                                1,000                   38
Aviva                                                7,442                   57
Barclays                                            12,149                   84
Barclays ADR (USD)                                   3,300                   93
BBA                                                 14,929                   41
BHP Billiton                                         5,321                   26
BP ADR (USD)                                         7,100                  273
Bradford & Bingley                                  10,516                   52
Brambles Industries                                  3,700                   12
British Aerospace                                   10,000                   29
BT ADR (USD)                                           900                   26
Cadbury Schweppes ADR (USD)                          2,100                   55
Centrica                                            16,671                   47
Dairy Crest                                          5,661                   36
FKI                                                 20,000                   22
Galen                                                6,151                   38
GKN                                                  3,700                   13
GlaxoSmithKline ADR (USD)                            2,800                  106
HBOS                                                 9,811                  108
Hilton                                              23,373                   64
HSBC Holdings                                       13,991                  156
Imperial Chemical ADR (USD)                          2,500                   39
J. Sainsbury                                        17,211      $            76
Kingfisher                                          14,079                   49
Lloyds TSB Group ADR (USD)                           1,500                   52
Marks & Spencer Group                               13,033                   76
National Grid Group                                  2,266                   16
Persimmon                                            3,015                   20
Pilkington                                          31,369                   28
RAC                                                  2,729                   19
Railtrack *                                          2,500                   10
Reed Elsevier                                       10,071                   89
Rolls Royce                                         18,000                   29
Royal & Sun Alliance                                11,981                   22
Royal Bank of Scotland                               2,913                   68
Shell Transport & Trading ADR (USD)                  6,500                  248
Six Continents                                       4,200                   34
Spirent                                             25,000                    5
Tesco                                               19,300                   60
United Utilities                                     8,900                   82
Vodafone ADR (USD)                                   7,000                  111

Total United Kingdom (Cost $3,460)                                        2,802


Short-Term Investments  2.5%

Money Market Funds  2.5%

T. Rowe Price Reserve
Investment Fund, 1.85% #                           275,591                  276

Total Short-Term Investments (Cost $276)                                    276

Total Investments in Securities
97.0% of Net Assets (Cost $13,101)                              $        10,537

Other Assets Less Liabilities                                               324

NET ASSETS                                                      $        10,861
                                                                ---------------

             # Seven-day yield
             * Non-income producing
(misc. symbol) All or a portion of this security is on loan at October 31,
               2002 - See Note 2
          ADR  American Depository Receipts
          NZD  New Zealand dollar
          SEK  Swedish krona
          USD  United States dollar

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
                                                                October 31, 2002


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets

Investments in securities, at value (cost $13,101)         $   10,537
Securities lending collateral                                     343
Other assets                                                      382
Total assets                                                   11,262

Liabilities
Obligation to return securities lending collateral                343
Other liabilities                                                  58
Total liabilities                                                 401

NET ASSETS                                                 $   10,861
                                                           ----------

Net Assets Consist of:

Undistributed net investment income (loss)                 $      129

Undistributed net realized gain (loss)                         (1,001)

Net unrealized gain (loss)                                     (2,559)

Paid-in-capital applicable to 1,479,441 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized             14,292

NET ASSETS                                                 $   10,861
                                                           ----------

NET ASSET VALUE PER SHARE

International Growth & Income shares
($10,654,131/1,451,271 shares outstanding)                 $     7.34
                                                           ----------

International Growth & Income - Advisor Class shares
($103,401/14,085 shares outstanding)                       $     7.34
                                                           ----------

International Growth & Income - R Class shares
($103,379/14,085 shares outstanding)                       $     7.34
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                             10/31/02
Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $32)                   $      248
  Interest                                                         14
  Securities lending                                                2
  Total income                                                    264

Expenses
  Custody and accounting                                          128
  Shareholder servicing
    International Growth & Income shares                           42
  Registration                                                     24
  Legal and audit                                                  19
  Prospectus and shareholder reports
    International Growth & Income shares                           18
  Directors                                                         6
  Proxy and annual meeting                                          1
  Miscellaneous                                                     4
  Reimbursed by manager                                          (110)
  Total expenses                                                  132
Net investment income (loss)                                      132


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                   (1,006)
  Foreign currency transactions                                     9
  Net realized gain (loss)                                       (997)

Change in net unrealized gain (loss)
  Securities                                                     (275)
  Other assets and liabilities
  denominated in foreign currencies                                 6
  Change in net unrealized gain (loss)                           (269)
Net realized and unrealized gain (loss)                        (1,266)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   (1,134)
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  10/31/02             10/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $           132      $           120

  Net realized gain (loss)                            (997)                  (1)

  Change in net unrealized gain (loss)                (269)              (1,994)

  Increase (decrease) in net
  assets from operations                            (1,134)              (1,875)

Distributions to shareholders

  Net investment income
    International Growth & Income shares              (109)                (126)

  Net realized gain
    International Growth & Income shares                --                 (598)

  Decrease in net assets from distributions           (109)                (724)

Capital share transactions *

  Shares sold
    International Growth & Income shares            20,241               13,892

    International Growth &
    Income - Advisor Class shares                      100                   --

    International Growth &
    Income - R Class shares                            100                   --

  Distributions reinvested
    International Growth & Income shares                91                  679

  Shares redeemed
    International Growth & Income shares           (16,928)             (13,590)

  Increase (decrease) in
  net assets from capital
  share transactions                                 3,604                  981

Net Assets

Increase (decrease) during period                    2,361               (1,618)

Beginning of period                                  8,500               10,118

End of period                              $        10,861      $         8,500
                                           -------------------------------------



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  10/31/02             10/31/01

*Share information

  Shares sold
    International Growth & Income shares             2,446                1,488

    International Growth &
    Income - Advisor Class shares                       14                   --

    International Growth &
    Income - R Class shares                             14                   --

  Distributions reinvested
    International Growth & Income shares                11                   67

  Shares redeemed
    International Growth & Income shares            (2,044)              (1,458)

  Increase (decrease) in shares outstanding            441                   97

The accompanying notes are an integral part of these financial statements.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
                                                                October 31, 2002



Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying, non-U.S. companies. The fund has three classes of shares: International Growth & Income Fund, offered since December 21, 1998, International Growth & Income Fund - Advisor Class (Advisor Class), offered since September 30, 2002, and International Growth & Income Fund - R Class (R Class), which was first offered on September 30, 2002. Advisor Class shares are offered only through brokers and other financial intermediaries and R Class shares are only available to small retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution and certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2002, the value of loaned securities was $332,000; aggregate collateral consisted of $343,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $5,805,000 and $2,386,000, respectively, for the year ended October 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended October 31, 2002 totaled $109,000 and were characterized as ordinary income for tax purposes. At October 31, 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $  395,000

Unrealized depreciation                                    (2,958,000)

Net unrealized appreciation (depreciation)                 (2,563,000)

Undistributed ordinary income                                 138,000

Capital loss carryforwards                                 (1,006,000)

Paid-in capital                                            14,292,000

Net assets                                                $10,861,000
                                                          -----------


The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of October 31, 2002, the fund had $1,006,000 of capital loss carryforwards that expire in 2010.

At October 31, 2002, the cost of investments for federal income tax purposes was $13,104,000.


NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.


NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At October 31, 2002, the effective annual group fee rate was 0.32%.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2005, for the International Growth & Income class and through February 28, 2004, for the Advisor Class and R Class, that would cause the class's ratio of total expenses to average net assets (expense ratio) to exceed 1.25% for the International Growth & Income class, 1.15% for the Advisor Class, and 1.40% for the R Class. Thereafter, through February 28, 2007, for the International Growth & Income class and through February 28, 2006, for the Advisor Class and R Class, each class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed 1.25% for the International Growth & Income class, 1.15% for the Advisor Class, and 1.40% for the R Class. Pursuant to these agreements, $71,000 of management fees were not accrued by the International Growth & Income class during the year ended October 31, 2002, and $110,000 of the class's other expenses were borne by the manager. At October 31, 2002, unaccrued fees and other expenses in the amount of $353,000 remain subject to reimbursement by the International Growth & Income class, through October 31, 2004.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the International Growth & Income share class. Expenses incurred pursuant to these service agreements totaled $134,000 for the year ended October 31, 2002, of which $11,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2002, totaled $13,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Growth & Income Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 2002



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For corporate shareholders, $1,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

The fund will pass through foreign source income of $172,000 and foreign taxes paid of $30,000.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------


About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1991                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1988

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------

Inside Directors


Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------
James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
2002                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, International Funds

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1979                  President, T. Rowe Price; Vice Chairman of the
[105]                           Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited; Director and Vice President, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                Global Investment Services Limited and T. Rowe
                                Price International, Inc.; Vice President,
                                International Funds

Martin G. Wade                  Director and Vice President, T. Rowe Price
(2/16/43)                       Group, Inc.; Chairman of the Board and Director,
1982                            T. Rowe Price Global Investment Services
[16]                            Limited and T. Rowe Price International, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited; Vice President, T. Rowe Price
--------------------------------------------------------------------------------
**Each inside director serves until the election of a successor.



Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Christopher D. Alderson (3/29/62)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (4/30/62)      Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Michael J. Conelius (6/16/64)           Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Ann B. Cranmer (3/23/47)                Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
International Funds                     Inc.; Vice President and Secretary,
                                        T. Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited

Frances Dydasco (5/8/66)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Mark J.T. Edwards (10/27/57)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Roger L. Fiery III (2/10/59)            Vice President, T. Rowe Price, T. Rowe
Assistant Vice President,               Price Group, Inc., and T. Rowe Price
International Funds                     International, Inc.

John R. Ford (11/25/57)                 Vice President, T. Rowe Price and
President, International Funds          T. Rowe Price Group, Inc.; Director,
                                        Chief Investment Officer, and Vice
                                        President, T. Rowe Price International,
                                        Inc.

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company; Vice President, T. Rowe Price,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Ian D. Kelson (8/16/56)                 Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.; formerly Head of
                                        Fixed Income, Morgan Grenfell/ Deutsche
                                        Asset Management (to 2000)

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.

Ian J. Macdonald (1/7/62)               Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, International Funds         Price Group, Inc., and T. Rowe Price
                                        Trust Company

George A. Murnaghan (5/1/56)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Gonzalo Pangaro (11/27/68)              Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

D. James Prey III (11/26/59)            Vice President, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.

Robert Revel-Chion (3/9/65)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Christopher J. Rothery (5/26/63)        Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

James B.M. Seddon (6/17/64)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert W. Smith (4/11/61)               Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and  T. Rowe Price
                                        International, Inc.

Benedict R.F. Thomas (8/27/64)          Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Justin Thomson (1/14/68)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.; formerly Portfolio Manager, G.T.
                                        Capital/Invesco (to 1998)

David J.L. Warren (4/14/57)             Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.; Director,
International Funds                     Chief Executive Officer, and President,
                                        T. Rowe Price International, Inc.;
                                        Director, T. Rowe Price Global Asset
                                        Management Limited

William F. Wendler II (3/14/62)
Vice President, International Funds     Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney (5/7/58)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Director, Chief
                                        Investment Officer, and Vice President,
                                        T. Rowe Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010


BLENDED ASSET FUNDS
(continued)

Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price (registered trademark) INVEST WITH CONFIDENCE


T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202

                                                             F127-050  10/31/02